UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 4, 2014

OMEGA HEALTHCARE INVESTORS, INC.

(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 International Circle

Suite 3500

Hunt Valley, Maryland 21030

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01	Other Events.

On September 4, 2014, Omega Healthcare Investors, Inc. issued two press releases, attached hereto as Exhibits 99.1 and 99.2, announcing the offering and pricing, respectively, of $250 million aggregate principal amount of 4.50% Senior Notes due 2025 (the “2025 Notes”) in a private placement, subject to market and other conditions.

The information contained in this Item 8.01 is neither an offer to sell nor a solicitation of an offer to buy any of the 2025 Notes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated September 4, 2014 announcing the offering of the 2025 Notes.
99.2	Press Release dated September 4, 2014 announcing the pricing of the 2025 Notes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated: September 8, 2014	By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Press Release dated September 4, 2014 announcing the offering of the 2025 Notes.
99.2	Press Release dated September 4, 2014 announcing the pricing of the 2025 Notes.